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EXHIBIT 21

                                  U.S. BANCORP
                      BANKING AND NON-BANKING SUBSIDIARIES
                           BANK AND TRUST OPERATIONS

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
MINNESOTA............................    U.S. Bank National Association -- Has branches in Minnesota,
                                         Oregon, Washington, Colorado, California, Idaho, Nebraska,
                                         North Dakota, Nevada, South Dakota, Iowa, Illinois, Utah,
                                         Wisconsin and Wyoming.
                                         U.S. Bank Trust National Association
ARIZONA..............................    U.S. Bank Trust National Association
CALIFORNIA...........................    U.S. Bank Trust National Association
DELAWARE.............................    U.S. Bank Trust National Association
GEORGIA..............................    U.S. Bank Trust National Association
ILLINOIS.............................    U.S. Bank Trust National Association
MONTANA..............................    U.S. Bank National Association MT
                                         U.S. Bank Trust National Association MT
NEW YORK.............................    U.S. Bank Trust National Association
NORTH DAKOTA.........................    U.S. Bank National Association ND
OREGON...............................    U.S. Bank National Association OR
                                         U.S. Bank Trust Company, National Association
SOUTH DAKOTA.........................    U.S. Bank Trust National Association SD
WASHINGTON...........................    U.S. Bank Trust National Association
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                            NON-BANKING SUBSIDIARIES

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
                                                                  STATE OF
                         SUBSIDIARY                             INCORPORATION
                         ----------                             -------------
FBS Capital I...............................................    Delaware
First Building Corporation..................................    Minnesota
First Group Royalties, Inc..................................    Minnesota
First System Services, Inc..................................    Minnesota
P.I.B., Inc.................................................    Minnesota
U.S. Bancorp Capital I......................................    Delaware
U.S. Bancorp Card Services, Inc.............................    Minnesota
U.S. Bancorp Community Development Corporation..............    Minnesota
U.S. Bancorp Equity Capital, Inc............................    Minnesota
U.S. Bancorp Information Services, Inc......................    Minnesota
U.S. Bancorp Insurance Services, Inc........................    Delaware
U.S. Bancorp Investments, Inc...............................    Minnesota
U.S. Bancorp Piper Jaffray Companies Inc....................    Delaware
U.S. Bancorp Venture Capital Corporation....................    Minnesota
USB Capital II..............................................    Delaware
USB Trade Services Limited..................................    Hong Kong
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